Capital and financing transactions	3 Months Ended
Jan. 31, 2019
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Capital and financing transactions
12.	Capital and financing transactions

Subordinated debentures

On January 18, 2019, the Bank issued $1.75 billion subordinated debentures due January 18, 2029. On or after January 18, 2024, the debentures are redeemable at par plus accrued and unpaid interest. Interest will be payable semi-annually at a rate of 3.89% per annum until January 18, 2024 and thereafter payable quarterly until January 18, 2029 at the 90 day Bankers’ Acceptance rate plus 1.58%. The debentures contain non-viability contingent capital (NVCC) provisions necessary for the debentures to qualify as Tier 2 regulatory capital.

Preferred shares

On January 28, 2019, the Bank redeemed all outstanding Non-Cumulative Preferred Shares Series 22 and 23 at their par value of $234 million and $66 million, respectively, together with all declared and unpaid dividends.

Common shares

Normal Course Issuer Bid

On May 29, 2018, the Bank announced that OSFI and the Toronto Stock Exchange (TSX) approved a normal course issuer bid (the “2018 NCIB”) pursuant to which it may repurchase for cancellation up to 24 million of the Bank’s common shares. Purchases under the 2018 NCIB will terminate upon earlier of: (i) the Bank purchasing the maximum number of common shares under the 2018 NCIB, (ii) the Bank providing a notice of termination, or (iii) June 3, 2019. On a quarterly basis, the Bank will notify OSFI prior to making purchases. Under the 2018 NCIB, the Bank has cumulatively repurchased and cancelled approximately 9.23 million common shares at an average price of $74.46 per share.

During the quarter ended January 31, 2019, the Bank repurchased and cancelled approximately 3.25 million common shares at a volume weighted average price of $71.93 per share for a total amount of $234 million.